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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                  EXCHANGE
                                  ACT OF 1934

            DATE OF REPORT: November 11, 1997 (November 3, 1997)
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                         Commission file number 1-11803
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                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

              Delaware                                            04-3164298
   (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                            Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                        75252-5613
 (Address of principal executive offices)                        (Zip Code)

              Registrant's telephone number, including area code:
                                 (972) 733-6200


                        Commission file number 333-3006
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                 AMERICAN PAD & PAPER COMPANY OF DELAWARE, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                                            25-1512956
   (State or other jurisdiction of                            (I.R.S. Employer
    incorporation or organization)                           Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                         75252-5613
   (Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code: (972) 733-6200



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Item 5.  Other Events.

     On November 3, 1997, American Pad & Paper Company (the "Company") issued a press release announcing the resignation of Kevin McAleer, Chief Financial Officer. That press release is incorporated herein as Exhibit 99.1.

Item 7.  Exhibits

99.1     Press release by the Company dated November 3, 1997


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Pad & Paper Company
American Pad & Paper Company of Delaware, Inc.


/s/ William W. Solomon, Jr.                                November 11, 1997
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William W. Solomon, Jr.                                    Date
Chief Accounting Officer


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                               Index to Exhibits



Exhibit
Number                 Description
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
 99.1                  Press release by the Company dated November 3, 1997